UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 18, 2025

Cytek Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40632	47-2547526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47215 Lakeview Boulevard

Fremont, California 94538

(Address of principal executive offices)(Zip code)

Registrant’s telephone number, including area code: (877) 922-9835

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CTKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2025, Cytek Biosciences, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). Of the 127,599,142 shares of the Company’s common stock outstanding as of the close of business on the record date of April 21, 2025, 103,869,471 shares were either present at the virtual meeting or represented by proxy, constituting approximately 81.4% of the outstanding shares of common stock entitled to vote. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Class I Directors. Each of the following nominees was elected to serve as a Class I director, to hold office until the Company’s 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Richard Chin, MD	81,794,582	208,499	21,866,390
Deborah Neff	33,819,367	48,183,714	21,866,390

2.

Executive Compensation. On a non-binding, advisory basis, the compensation paid to the Company’s named executive officers for the year ended December 31, 2024 was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes

76,368,883	5,630,057	4,141	21,866,390

3.

Ratification of the Selection of Independent Registered Public Accounting Firm. The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes

95,862,612	7,657,004	349,855	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytek Biosciences, Inc.

Date: June 24, 2025	By:	/s/ Wenbin Jiang, Ph.D.
Wenbin Jiang, Ph.D. President and Chief Executive Officer